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                                                                    Exhibit 4(a)


PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY,               STRATEGIC PARTNERS(SM)
a Prudential Financial company                               HORIZON APPLICATION

                                                     Modified Guaranteed Annuity

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      On these pages, I, you, and your refer to the contract owner. We, us, and our refer to Pruco Life Insurance Company of New Jersey.
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 1 CONTRACT      Contract number (if any)
   OWNER         / / Individual   / / Corporation   / / UGMA/UTMA   / / Other
   INFORMATION
                 TRUST: / / Grantor / / Revocable / / Irrevocable
                 TRUST DATE (mo., day, yr.)

                 If a corporation or trust is indicated above, please check the following as it applies. If neither box is checked, we will provide annual tax reporting for the increasing value of the contract.

                 / / Tax-exempt entity under Internal Revenue Code 501
                 / / Trust acting as agent for an individual under Internal Revenue Code 72(u)

                 Name of owner (first, middle initial, last name)

                 ---------------------------------------------------------------
                 Street                                               Apt.

                 ---------------------------------------------------------------
                 City                 State                 ZIP code

                 ---------------------------------------------------------------
                 Social Security number/EIN Date of birth (mo., day, year)

                 ---------------------------------------------------------------
                 Telephone number

                 ---------------------------------------------------------------

                 A. / / Female  B. / / U.S. citizen      / / I am not a U.S. person (including
                    / / Male       / / Resident alien    resident alien). I am a citizen of

                                                         -------------------------------------
                                                         Attach the applicable IRS Form W-8(BEN,
                                                         ECI, EXP, IMY).

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2 ANNUITANT      This section must be completed only if the annuitant is not the
 INFORMATION     owner or if the owner is a trust or a corporation.
 Do not          Name of annuitant (first, middle initial, last name)
 complete if
 you are         ---------------------------------------------------------------
 opening
 an IRA.         Street (Leave address blank if same as owner.)   Apt.

                 ---------------------------------------------------------------
                 City                                         State    ZIP code

                 ---------------------------------------------------------------
                 Social Security number        Date of birth (mo., day, year)

                 ---------------------------------------------------------------
                 Telephone number

                 ---------------------------------------------------------------


                 A. / / Female  B. / / U.S. citizen      / / I am not a U.S. person (including
                    / / Male       / / Resident alien    resident alien). I am a citizen of

                                                         -------------------------------------

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Pruco Corporate Office: Pruco Life Insurance Company of New Jersey, Newark, NJ
07102                                                                 Ed. 1/2003

ORD 99720 New York                   Page 1 of 4

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3  CO-ANNUITANT  Name of co-annuitant (first, middle initial, last name)
   INFORMATION
   (if any)      ---------------------------------------------------------------
Do not complete  Social Security number        Date of birth (mo., day, year)
if you are
opening an IRA   ---------------------------------------------------------------
or if the        Telephone number
contract
will be owned    ---------------------------------------------------------------
by a
corporation
or trust.


                 A. / / Female  B. / / U.S. citizen      / / I am not a U.S. person (including
                    / / Male       / / Resident alien    resident alien). I am a citizen of

                                                         -------------------------------------

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 4 BENEFICIARY   /X/ PRIMARY CLASS
   INFORMATION   Name of beneficiary (first, middle initial, last name)
                 If trust, include name of trust and trustee's name.

                 ---------------------------------------------------------------

                 TRUST: / / Revocable / / Irrevocable
                 Trust date (mo., day, year)
                                              ----------------------------------
                 Beneficiary's relationship to owner
                                                    ----------------------------
                 Social Security number
                                       -----------------------------------------

                 CHECK ONLY ONE: / / Primary class / / Secondary class Name of beneficiary (first, middle initial, last name) If trust, include name of trust and trustee's name.

                 ---------------------------------------------------------------
                 TRUST: / / Revocable / / Irrevocable
                 Trust date (mo., day, year)
                                              ----------------------------------
                 Beneficiary's relationship to owner
                                                    ----------------------------
                 Social Security number
                                       -----------------------------------------
                 PLEASE ADD ADDITIONAL BENEFICIARIES IN SECTION 10.
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5  TYPE OF       PLAN TYPE.
   PLAN AND
   SOURCE OF     Check only one:   / / Non-qualified   / / Traditional IRA
   FUNDS         ---------------------------------------------------------------
   (minimum of   SOURCE OF FUNDS. Check all that apply:
   $5,000)

                 / / Total amount of the check(s)
                     included with this application.
                     (Make checks payable to Prudential.) $    ,         ,   .
                 / / IRA Rollover                         $    ,         ,   .

                 If Traditional IRA new contribution(s) for the current and/or previous year, complete the following:

                 $     ,          .          Year                          $   ,        .       Year
                 / / 1035 Exchange (non-qualified only), estimated amount: $   ,        ,  .
                 / / IRA Transfer (qualified), estimated amount:           $   ,        ,  .
                 / / Direct Rollover (qualified), estimated amount:        $   ,        ,  .


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6  GUARANTEE     Please choose only one:
   PERIOD        / / 3 years       / / 7 years
                 / / 5 years       / / 10 years

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                                                                      Ed. 1/2003

ORD 99720 New York                   Page 2 of 4
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7  REPLACEMENT   THIS DISCLOSURE STATEMENT SECTION MUST BE COMPLETED IF STATE
   QUESTIONS     REPLACEMENT REGULATIONS REQUIRE. (Check one):
   AND
   DISCLOSURE    / / I do have existing life insurance policies or annuity
   STATEMENT     contracts. (You must complete the Important Notice Regarding
                 Replacement form (COMB 89216 NY), whether or not this transaction is considered a replacement.)

                 / / I do not have existing life insurance policies or annuity contracts.

                 Will the proposed annuity contract replace any existing insurance policy(ies) or annuity contract(s)?

                 / / Yes / / No

                 If "Yes," provide the following information for each policy or contract and attach all applicable Prudential disclosure and state replacement forms.

                 Company name

                 ---------------------------------------------------------------
                 Policy or contract number   Year of issue (mo., day, year)

                 ---------------------------------------------------------------
                 Name of plan (if applicable)

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------
   REPRESEN-     THIS QUESTION MUST BE COMPLETED BY THE REPRESENTATIVE.
   TATIVE'S
   QUESTION      Do you have, from any source, facts that any person named as the owner above is replacing or changing any current insurance or annuity in any company?

                 / / Yes / / No
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8  SIGNATURE(S)  If applying for an IRA, I acknowledge receiving an IRA disclosure statement and understand that I will be given a financial disclosure statement with the contract. I understand that tax deferral is provided by the IRA, and acknowledge that I am purchasing this contract for its features other than tax deferral, including the lifetime income payout option, the Death Benefit protection, and other features as described in the prospectus.

                 No representative has the authority to make or change a contract or waive any of the contract rights.

                 I understand that if I have purchased another non-qualified annuity from Prudential or an affiliated company this calendar year that they will be considered as one contract for tax purposes.

                 I believe that this contract meets my needs and financial objectives.

                 / / If this application is being signed at the time the contract is delivered, I acknowledge receipt of the contract.

                 / / Check here to request a Statement of Additional
                 Information.

                 MINIMUM DISTRIBUTION UNDER AN IRA: IF YOU HAVE NOT MET THE REQUIRED MINIMUM DISTRIBUTION FOR THE YEAR IN WHICH THE FUNDS ARE PAID TO PRUDENTIAL:

                 I understand it is my responsibility to remove the minimum distribution from the purchase payment PRIOR TO sending money to Prudential with this application. Unless we are notified otherwise, Prudential will assume that the owner has satisfied their required minimum distributions from other IRA funds.

                 By signing this form, the trustee(s)/officer(s) hereby represents that the trustee(s)/officer(s) possess(es) the authority, on behalf of the non-natural person, to purchase the annuity contract and to exercise all rights of ownership and control over the contract.

                 I UNDERSTAND THAT THE PURCHASE PAYMENT WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT IF THERE IS A WITHDRAWAL, ANNUITIZATION, OR SETTLEMENT ON ANY DATE OTHER THAN WITHIN THE 30 DAY PERIOD IMMEDIATELY PRECEDING THE END OF THE GUARANTEE PERIOD. A MARKET VALUE ADJUSTMENT CAN BE A POSITIVE OR NEGATIVE ADJUSTMENT. THERE IS NO MARKET VALUE ADJUSTMENT AT DEATH.

                                                                     (continued)
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                                                                      Ed. 1/2003

ORD 99720 New York                   Page 3 of 4
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8  SIGNATURE(S)  I hereby represent that my answers to the questions on this
   (continued)   application are correct and true to the best of my knowledge and belief. I acknowledge receipt of current product and fund prospectuses.

                 --------------------------------------------------
                   SIGNED AT (CITY, STATE)

                 X
                 --------------------------------------------------
                   Contract owner's signature and date                   month        day         year

                 X
                 --------------------------------------------------
                   Annuitant's signature (if applicable) and date        month        day         year

                 X
                 --------------------------------------------------
                   Co-annuitant's signature (if applicable) and date     month        day         year

                 OWNER'S TAX CERTIFICATION

                 Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status. I HAVE / / HAVE NOT / / (check one) been notified by the Internal Revenue Service that I am subject to backup withholding due to underreporting of interest or dividends.

                 X
                 --------------------------------------------------
                   Contract owner's signature and date                   month        day         year

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9  REPRESEN-     This application is submitted in the belief that the purchase
   TATIVE'S      of this contract is appropriate for the applicant based on the
   SIGNATURE(S)  information provided and as reviewed with the applicant.
                 Reasonable inquiry has been made of the owner concerning the owner's overall financial situation, needs, and investment objectives.

                 The representative hereby certifies that all information contained in this application (including the representative's replacement question in section 7) is true to the best of his or her knowledge.

                 ---------------------------------------------------
                  Representative's name (Please print)                 Agency Code         Rep's contract/FA number

                 X
                 ---------------------------------------------------
                  Representative's signature and date                                      month        day     year

                 ---------------------------------------------------
                  Second representative's name (Please print)                              Rep's contract/FA number

                 X
                 ---------------------------------------------------
                  Second representative's signature and date                               month        day     year

                  --------------------------------------------------
                  Branch/field office name and code                                        Representative's telephone number

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10 ADDITIONAL    ANY REMARKS ENTERED INTO THIS SECTION MUST BE INITIALED AND
   REMARKS DATED BY ALL PERSONS WHO HAVE SIGNED THIS APPLICATION IN SECTIONS 8 AND 9.

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

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
                 STANDARD   PRUDENTIAL ANNUITY SERVICE CENTER   OVERNIGHT    PRUDENTIAL ANNUITY SERVICE CENTER
                 MAIL TO:   PO BOX 7590                         MAIL TO:     2101 WELSH ROAD
                            PHILADELPHIA, PA 19101                           DRESHER, PA 19025

                 If you have any questions, please call the Prudential Annuity Service Center at (888) 778-2888, Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern time.

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                                                                      Ed. 1/2003

ORD 99720 New York                   Page 4 of 4